UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2022

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10500 NE 8th Street, Suite 301

Bellevue, WA 98004

(Address of principal executive offices) (Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TRNO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2022, the Board of Directors of Terreno Realty Corporation (the “Company”) appointed Melinda Weston to the position of Chief Accounting Officer, effective immediately. As Chief Accounting Officer, Ms. Weston will serve as the Company’s principal accounting officer.

Ms. Weston, age 41, joined the Company in 2013 and most recently served as Senior Vice President, Controller of the Company from January 2021 until her May 2022 promotion to Chief Accounting Officer. Ms. Weston previously served as the Company’s Vice President, Controller from February 2017 to January 2021 and as Assistant Controller from April 2013 to February 2017. Prior to joining the Company, Ms. Weston held the position of Assistant Controller at AMB Property Corporation (now Prologis, NYSE: PLD). Ms. Weston earned bachelor’s degrees in Business Economics, Emphasis in Accounting and Art History from the University of California at Santa Barbara.

In connection with Ms. Weston’s appointment as Chief Accounting Officer, the Company expects to enter into an indemnification agreement with Ms. Weston on terms consistent with those in the indemnification agreements between the Company and certain of its officers.

There are no arrangements or understandings between Ms. Weston and any other persons pursuant to which she was appointed as the Company’s Chief Accounting Officer. Additionally, Ms. Weston is not a party to any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K, nor does she have any family relationships with any of the Company’s directors or executive officers.

In connection with and effective as of Ms. Weston’s appointment as Chief Accounting Officer, Jaime J. Cannon, the Company’s Executive Vice President, Chief Financial Officer and Secretary, will no longer serve as principal accounting officer. Mr. Cannon will continue to serve as principal financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation

	By:	/s/ Jaime J. Cannon
Date: May 4, 2022		Jaime J. Cannon
Executive Vice President and Chief Financial Officer

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